EXHIBIT 99.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-KSB of Jaguar Investments, Inc. for the period ended December 31, 2002, I, Richard Hersh, Chairman, Chief Executive Officer, and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Jaguar Investments, Inc.

          JAGUAR  INVESTMENTS,  INC.


Dated:  April  15,  2003      By:       /s/  Richard  Hersh
                                        ----------------------------
                              Name:     Richard  Hersh,  Chairman
                              Title:    Chief  Executive  Officer  and  Chief
                                        Financial  Officer